
<ARTICLE>                 5
<LEGEND>
         This Exhibit contains summary financial  information extracted from the
         Registrant's unaudited consolidated financial statements for the period ended June 30,  1998,  and is qualified in its entirety by reference to such financial  statements.  This Exhibit shall not be deemed filed for purposes of Section 11 of the  Securities Act of 1933 and Section 18 of
         the  Securities  Exchange  Act of 1934,  or  otherwise  subject  to the liability of such sections,  nor shall it be deemed a part of any other filing which  incorporates this report by reference,  unless such other filing expressly incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                        1,000
<CURRENCY>                          U.S. DOLLARS

<PERIOD-TYPE>              6-MOS
<FISCAL-YEAR-END>                                  DEC-31-1998
<PERIOD-START>                                     JAN-01-1998
<PERIOD-END>                                       JUN-30-1998
<EXCHANGE-RATE>                                              1
<CASH>                                                     233
<SECURITIES>                                                 0
<RECEIVABLES>                                            9,629
<ALLOWANCES>                                               541
<INVENTORY>                                              8,907
<CURRENT-ASSETS>                                        18,805
<PP&E>                                                   4,004
<DEPRECIATION>                                           1,316
<TOTAL-ASSETS>                                          24,962
<CURRENT-LIABILITIES>                                    7,160
<BONDS>                                                  7,989
<PREFERRED-MANDATORY>                                        0
<PREFERRED>                                                  0
<COMMON>                                                     4
<OTHER-SE>                                               9,809
<TOTAL-LIABILITY-AND-EQUITY>                            24,962
<SALES>                                                 24,329
<TOTAL-REVENUES>                                        24,329
<CGS>                                                   16,254
<TOTAL-COSTS>                                           16,254
<OTHER-EXPENSES>                                         7,348
<LOSS-PROVISION>                                             0
<INTEREST-EXPENSE>                                         413
<INCOME-PRETAX>                                            314
<INCOME-TAX>                                               116
<INCOME-CONTINUING>                                        198
<DISCONTINUED>                                               0
<EXTRAORDINARY>                                              0
<CHANGES>                                                    0
<NET-INCOME>                                               198
<EPS-PRIMARY>                                              .05
<EPS-DILUTED>                                              .05

